Exhibit 99.1

Ribbon Communications Inc. Releases

Third Quarter 2018 Financial Results

GAAP Revenue was $152 Million and Non-GAAP Revenue

was $159 Million for the Third Quarter 2018

Company Raises Full Year 2018 Guidance

WESTFORD, Mass. — Ribbon Communications Inc. (Nasdaq: RBBN), a global leader in secure and intelligent cloud communications, today announced its financial results for the third quarter 2018.

“I am very pleased with our accomplishments this past quarter, which validate the momentum we have built.  During the third quarter of 2018, we benefitted from solution sales across our global installed base, illustrating the depth and breadth of our product offerings as well as our extensive worldwide reach,” said Fritz Hobbs, President and Chief Executive Officer of Ribbon Communications.  “During the quarter, we also completed the acquisition of Edgewater Networks, which places us in a strategic position to benefit from growth in the enterprise Edge market.”

Third Quarter 2018 Financial Highlights(1),(2),(3)

•                  GAAP total revenue was $152 million (including $10 million of revenue attributable to the acquisition of Edgewater), compared with $137 million in the second quarter of 2018 and $75 million in the comparable period a year ago.

•                  Non-GAAP total revenue was $159 million (including $10 million of revenue attributable to the acquisition of Edgewater), compared with $145 million in the second quarter of 2018 and $75 million in the comparable period a year ago.

•                  GAAP net loss was $10 million, compared with a net loss of $20 million in the second quarter of 2018 and net income of $3 million in the comparable period a year ago.

•                  Non-GAAP net income was $23 million, compared with $14 million in the second quarter of 2018 and $13 million in the comparable period a year ago.

•                  GAAP loss per share was $0.10, compared with a loss per share of $0.20 in the second quarter of 2018 and GAAP diluted earnings per share of $0.07 in the comparable period a year ago.

•                  Non-GAAP diluted earnings per share was $0.21, compared with $0.14 in the second quarter of 2018 and $0.26 in the comparable period a year ago.

•                  Non-GAAP Adjusted EBITDA was $29 million, compared with $20 million in the second quarter of 2018 and $15 million in the comparable period a year ago.

•                  Cash and investments were $43 million at September 30, 2018, compared with $55 million at the end of the second quarter of 2018 and $83 million at fiscal year-end 2017.

“Third quarter non-GAAP Revenue grew to $159 million and Adjusted EBITDA of $29 million grew 45 percent compared with the second quarter 2018.  These results demonstrate solid execution of our ongoing strategic priorities as well as our integration efforts,” said Daryl E. Raiford, Chief Financial Officer of Ribbon Communications.  “We are adjusting our full year 2018 guidance to reflect better-than-expected third quarter results and the acquisition of Edgewater.  We now expect full year 2018 non-GAAP Revenue to be approximately $610 million and Adjusted EBITDA to be in excess of $80 million.  We continue to be focused on building a solid business, emphasizing profitability, and expect an end-of-year 2018 Adjusted EBITDA exit velocity in excess of $110 million.”

Third Quarter 2018 Customer and Company Highlights

•                  Continued delivery on a large fixed network transformation project for a North American Tier 1 service provider.  The Company is less than halfway through this estimated 10-year deployment.

•                  Expanded the capacities on deployed core SBCs and media gateways at two other North American Tier 1 service providers.

•                  Deployed Ribbon’s software-based SBC SWe product at a Canadian Tier 1 service provider.

•                  Deployed our Enterprise SBC portfolio in the call center applications of two large global banks headquartered in the U.S. that are aggressively migrating to IP-based communications and replacing their legacy SBC vendor.

•                  Continued expansion of the Company’s deployments in the Cable Multi-System Operator (MSO) segment with Ribbon’s advanced network-wide SBC portfolio at a large Tier 1 MSO.

•                  Expanded network capacity utilizing softswitches and media gateways at a mobile Tier 1 service provider in Asia.

•                  Signed a contract with a large North American Tier 1 service provider for Kandy’s White Label CPaaS solutions to enable embedded communications for its Enterprise customers.

•                  Recognized revenue from the sale of our Ribbon Protect end-to-end security, network operations and analytics platform from our first customer, Softbank, and also signed our second customer, a large U.S.-based university.

(1)  The Sonus-GENBAND merger occurred on October 27, 2017.  The consolidated financial results included in this press release represent the consolidated financial results of Sonus Networks, Inc. prior to October 27, 2017, and the consolidated financial results of Ribbon Communications on and after such date.  The financial results of GENBAND are included in Ribbon Communications’ consolidated financial results beginning October 27, 2017.

(2)  The acquisition of Edgewater Networks Inc. was completed on August 3, 2018.  The financial results of Edgewater Networks are included in Ribbon Communications’ consolidated financial results beginning August 3, 2018.

(3)  Please see the reconciliation of non-GAAP and GAAP financial measures and additional information about non-GAAP measures in the press release appendix.

Upcoming Fourth Quarter 2018 Investor Conference Schedule

•                  November 8, 2018 — The Stephens Fall Investment Conference, Lotte New York Palace Hotel, New York City

•                  December 4, 2018 — The Raymond James Technology Investors Conference, The Westin Grand Central Hotel, New York City

•                  December 11, 2018 — Cowen’s 5th Annual Networking & Cybersecurity Summit, Lotte New York Palace Hotel, New York City

Conference Call Details and Replay Information

Ribbon Communications will offer a live, listen-only webcast of the conference call to discuss its financial results for the third quarter ended September 30, 2018 on October 30, 2018, via the investor section of its website at http://investors.ribboncommunications.com/press-and-events/events-and-presentations, where a replay will also be available shortly following the conference call.

Date:  October 30, 2018
Time:  4:30 p.m. (ET)
Dial-in number:  800-913-1647  – International callers:  +1-212-231-2936

A telephone playback of the call will be available following the conference call until November 13, 2018 and can be accessed by calling 800-633-8284 or +1-402-977-9140 for international callers.  The reservation number for the replay is 21897045.

About Ribbon Communications

Ribbon Communications is a company with two decades of leadership in real-time communications. Built on world-class technology and intellectual property, the company delivers intelligent, secure, embedded real-time communications for today’s world.  The company transforms fixed, mobile and enterprise networks from legacy environments to secure IP and cloud-based architectures, enabling highly productive communications for consumers and businesses.  With a global footprint, Ribbon’s innovative, market-leading portfolio empowers service providers and enterprises with rapid service creation in a fully virtualized environment.  The company’s Kandy real-time communications software platform delivers a comprehensive set of advanced embedded and unified (CPaaS and UCaaS) communications capabilities that enables this transformation. To learn more, visit ribboncommunications.com.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this release, including without limitation statements made by our chief executive officer and our chief financial officer regarding our anticipated financial performance, the future results of operations, financial position, integration efforts and opportunities for the Company, business strategy, strategic position, and plans and objectives of management for future operations are forward-looking statements.  Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including our ability to realize benefits from acquisitions that we have completed; the effects of disruption from the acquisitions we have completed, making it more difficult to maintain relationships with employees, customers or business partners; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.  For further information regarding risks and uncertainties associated with Ribbon Communications’ business, please refer to the “Risk Factors” section of Ribbon Communications’ most recent annual and quarterly report filed with the SEC.  Any forward-looking statements represent Ribbon Communications’ views only as of the date on which such statement is made and should not be relied upon as representing Ribbon Communications’ views as of any subsequent date.  While Ribbon Communications may elect to update forward-looking statements at some point, Ribbon Communications specifically disclaims any obligation to do so.

Discussion of Non-GAAP Financial Measures

Ribbon Communications management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs.  Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors.  Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan.  We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods.  By continuing operations, we mean the ongoing results of the business adjusted for acquisition-related revenue as a result of purchase accounting and the related cost of revenue, the impact of the new revenue standard, and excluding certain expenses and credits, including, but not limited to stock-based compensation, amortization of intangible assets, settlement expense, certain litigation costs, merger integration costs, acquisition-related facilities adjustments, acquisition- and integration-related expense, restructuring, the gains on the sales of intangible assets and reductions to income tax expense resulting from the reversal of reserves on our deferred tax assets.  While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to Ribbon’s financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Acquisition-Related Revenue and Cost of Revenue; Impact of New Revenue Standard

We provide the supplementary non-GAAP financial measures, non-GAAP Product revenue, non-GAAP Service revenue and non-GAAP Total revenue, which include revenue related to the acquisitions of GENBAND and Edgewater that we would have recognized but for the purchase accounting treatment of these transactions.  We also include eliminated revenue resulting from our adoption in 2018 of the new revenue recognition standard.  Because GAAP accounting requires the elimination of this revenue as well as the impact on future revenue of our adoption in 2018 of the new revenue standard, GAAP results alone do not fully capture all of our economic activities.  These non-GAAP adjustments are intended to reflect the full amounts of such revenue and the related cost of revenue.  We include these adjustments to allow for more complete comparisons to the financial results of our historical operations, forward-looking guidance and the financial results of peer companies.  We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business.  These adjustments do not accelerate revenue, but instead include revenue (and the related cost of revenue) that would have been recognized in our 2017 results, and included in our 2018 guidance and results, but for the purchase accounting and new revenue standard adjustments required by GAAP.

Stock-Based Compensation

Stock-based compensation expense is different from other forms of compensation, as it is a non-cash expense.  For example, a cash salary generally has a fixed and unvarying cash cost.  In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology, subjective assumptions and the variety of award types, all of which may vary over time.  We evaluate performance without these measures because stock-based compensation expense is influenced by the Company’s stock price and other factors such as volatility and interest rates that are beyond our control.  The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted.  As such, we do not include such charges in our operating plans, and we believe that presenting non-GAAP operating results that exclude stock-based compensation provides investors with visibility and insight into our management’s method of analysis and the Company’s core operating performance.  It is reasonable to expect that stock-based compensation will continue in future periods.

Amortization of Intangible Assets

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures.  These amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions.  Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that intangible assets contribute to revenue generation.  We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired.  Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized.

Settlement Expense

In the first quarter of 2018, we recorded $1.7 million of expense related to settlements, comprised of $1.4 million for the settlement of litigation in connection with our acquisition of Taqua LLC and $0.3 million of patent litigation settlement expense.  In the third quarter of 2017, we recorded $1.6 million of expense related to potential fines in connection with the then-ongoing SEC investigation, which we paid to the SEC, along with an additional $0.3 million recorded in the fourth quarter of 2017, in the third quarter of 2018.  These amounts are included as components of general and administrative expense.  We believe that such settlement costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding costs such as the SEC potential fines and patent litigation settlement expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Litigation Costs

In connection with certain ongoing litigation between GENBAND and one of its competitors, we have incurred litigation costs beginning in the fourth quarter of 2017.  In March 2018, we filed litigation on behalf of Sonus against the same competitor asserting additional intellectual property infringement.  We expect to incur significant future litigation costs related to these matters.  These costs are included as a component of general and administrative expense.  We believe that such costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding the litigation costs related to this specific legal matter facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Merger Integration Costs

We consider certain merger integration costs to be unpredictable and dependent on a significant number of factors that may be outside of our control.  These amounts represent costs related to the Merger initially recorded as a component of General and administrative expense in the third quarter of 2017.  In the fourth quarter of 2017, we reclassified these merger integration costs, aggregating $0.2 million, to Acquisition- and integration-related expense.  We do not consider these merger integration costs to be related to the continuing operations of the combined business or the Company.  We believe that excluding merger integration costs facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Acquisition-Related Facilities Adjustments

GAAP accounting requires that the deferred rent liability of an acquired company be written off as part of purchase accounting and that the combined company’s rent expense on a straight-line basis begin as of the acquisition date.  As a result, we recorded more rent expense than would have been recognized but for the purchase accounting treatment of GENBAND’s assumed deferred rent liability.  We include this adjustment, which relates to the acquisition of GENBAND, to allow for more complete comparisons to the financial results of our historical operations, forward-looking guidance and the financial results of peer companies.  We believe these adjustments provide an indication of the rent expense that would have been recognized, but for the purchase accounting in connection with the acquisition of GENBAND.

Acquisition- and Integration-Related Expense

We consider certain acquisition- and integration-related costs to be unrelated to the organic continuing operations of our acquired businesses and the Company and they are generally not relevant to assessing or estimating the long-term performance of the acquired assets.  In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of acquisition- and integration-related costs, may not be indicative of future acquisition- and integration-related costs.  By excluding these acquisition- and integration-related costs from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us.  We exclude certain acquisition- and integration-related costs to allow more accurate comparisons of our financial results to our historical operations, forward-looking guidance and the financial results of less acquisitive peer companies.  In addition, we believe that providing supplemental non-GAAP measures that exclude these items allows management and investors to consider the ongoing operations of the business both with and without such expenses.

Restructuring

We have recorded restructuring expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce.  We review our restructuring accruals regularly and record adjustments (both expense and credits) to these estimates as required.  We believe that excluding restructuring expense and credits facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as there are no future revenue streams or other benefits associated with these costs.

Gain on the Sale of Intangible Asset

In the second quarter of 2017, we sold an intangible asset that we had acquired in connection with a previous acquisition.  This amount is included as a component of other income, net.  We believe that such gains are not part of our core business or ongoing operations; we had not used the intangible asset in connection with revenue-producing activities and would not have used it as such in the future.  Accordingly, we believe that excluding from our results the other income arising from this sale facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Tax Benefit Arising from Purchase Accounting

In the third quarter of 2018, we assessed our ability to use our tax benefits and determined that it was more likely than not that some of these benefits will be recognized.  As a result, we reduced our deferred tax asset valuation allowance, resulting in an income tax benefit of $0.8 million and reducing our income tax provision in both the three and nine months ended September 30, 2018.  We believe that such a benefit is not part of our core business or ongoing operations, as it was the result of an acquisition and was unrelated to our revenue-producing activities.  Accordingly, we believe that excluding the benefit arising from this adjustment to our income tax provision facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Adjusted EBITDA

We use Adjusted EBITDA as a supplemental measure to review and assess our performance.  We calculate Adjusted EBITDA by excluding from net income (loss): interest income (expense), net; income tax benefit (provision); depreciation; and amortization of intangible assets.  In addition, we exclude from net income (loss):  adjustments to revenue and cost of revenue related to revenue reductions resulting from purchase accounting and adoption of the new revenue standard; stock-based compensation expense; settlement expense; certain litigation costs; merger integration costs; acquisition-related facilities adjustments; acquisition- and integration-related expense; restructuring; and other income, net.  In general, we add back the expenses that we consider to be non-cash and/or not part of our ongoing operations.  Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes.  We disclose this metric to support and facilitate our dialogue with research analysts and investors.  Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views them.  We further believe that providing this information helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

Investor Relations

Sara Leggat

+1 (978) 614-8841

sleggat@rbbn.com

US Press

Dennis Watson

+1 (214) 695-2214

dwatson@rbbn.com

International Press

Catherine Berthier

+1 (646) 741-1974

cberthier@rbbn.com

Analyst Relations

Michael Cooper

+1 (708) 383-3387

mcooper@rbbn.com

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2018	2018	2017
Revenue:
Product	$77,283	$63,123	$44,120
Service	75,185	74,238	30,509
Total revenue	152,468	137,361	74,629

Cost of revenue:
Product	38,891	30,278	9,708
Service	31,343	31,972	10,374
Total cost of revenue	70,234	62,250	20,082

Gross profit	82,234	75,111	54,547

Gross margin:
Product	49.7%	52.0%	78.0%
Service	58.3%	56.9%	66.0%
Total gross margin	53.9%	54.7%	73.1%

Operating expenses:
Research and development	34,403	35,604	20,798
Sales and marketing	31,488	30,738	17,454
General and administrative	15,942	15,028	10,833
Acquisition- and integration-related	5,570	4,280	1,543
Restructuring	2,397	6,097	—
Total operating expenses	89,800	91,747	50,628

(Loss) income from operations	(7,566)	(16,636)	3,919
Interest (expense) income, net	(1,420)	(735)	260
Other (expense) income, net	(1,254)	(2,052)	1

(Loss) income before income taxes	(10,240)	(19,423)	4,180
Income tax benefit (provision)	82	(499)	(727)

Net (loss) income	$(10,158)	$(19,922)	$3,453

(Loss) earnings per share:
Basic	$(0.10)	$(0.20)	$0.07
Diluted	$(0.10)	$(0.20)	$0.07

Shares used to compute (loss) earnings per share:
Basic	104,918	102,160	49,753
Diluted	104,918	102,160	50,131

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2018	2017
Revenue:
Product	$191,937	$98,305
Service	219,072	85,425
Total revenue	411,009	183,730

Cost of revenue:
Product	102,183	28,748
Service	96,208	30,285
Total cost of revenue	198,391	59,033

Gross profit	212,618	124,697

Gross margin:
Product	46.8%	70.8%
Service	56.1%	64.5%
Total gross margin	51.7%	67.9%

Operating expenses:
Research and development	109,056	61,071
Sales and marketing	94,152	47,850
General and administrative	46,571	27,993
Acquisition- and integration-related	14,262	6,278
Restructuring	15,162	1,071
Total operating expenses	279,203	144,263

Loss from operations	(66,585)	(19,566)
Interest (expense) income, net	(2,754)	772
Other (expense) income, net	(3,058)	577

Loss before income taxes	(72,397)	(18,217)
Income tax provision	(2,587)	(1,321)

Net loss	$(74,984)	$(19,538)

Loss per share:
Basic	$(0.73)	$(0.39)
Diluted	$(0.73)	$(0.39)

Shares used to compute loss per share:
Basic	103,009	49,472
Diluted	103,009	49,472

RIBBON COMMUNICATIONS INC.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$35,984	$57,073
Marketable securities	7,284	17,224
Accounts receivable, net	150,677	165,156
Inventory	21,724	21,303
Other current assets	19,830	21,463
Total current assets	235,499	282,219

Property and equipment, net	25,960	24,780
Intangible assets, net	263,393	244,414
Goodwill	382,493	335,716
Investments	—	9,031
Deferred income taxes	8,212	8,434
Other assets	8,496	6,289
	$924,053	$910,883

Liabilities and Stockholders’ Equity
Current liabilities:
Revolving credit facility	$58,000	$20,000
Accounts payable	43,215	45,851
Accrued expenses and other	74,610	76,380
Deferred revenue	82,489	100,571
Total current liabilities	258,314	242,802

Long-term debt, related party	23,500	22,500
Deferred revenue, net of current	15,985	14,184
Deferred income taxes	3,869	2,787
Other long-term liabilities	32,023	13,189
Total liabilities	333,691	295,462

Commitments and contingencies

Stockholders’ equity:
Common stock	11	10
Additional paid-in capital	1,722,116	1,684,768
Accumulated deficit	(1,134,957)	(1,072,426)
Accumulated other comprehensive income	3,192	3,069
Total stockholders’ equity	590,362	615,421
	$924,053	$910,883

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(74,984)	$(19,538)
Adjustments to reconcile net loss to cash flows (used in) provided by operating activities:
Depreciation and amortization of property and equipment	8,270	5,255
Amortization of intangible assets	37,721	6,845
Stock-based compensation	7,421	11,387
Deferred income taxes	(39)	687
Foreign exchange losses	3,066	15
Other	—	(566)
Changes in operating assets and liabilities:
Accounts receivable	24,550	2,360
Inventory	2,783	1,806
Other operating assets	2,796	(560)
Accounts payable	(7,679)	384
Accrued expenses and other long-term liabilities	(20,033)	(3,028)
Deferred revenue	(7,413)	4,000
Net cash (used in) provided by operating activities	(23,541)	9,047

Cash flows from investing activities:
Purchases of property and equipment	(5,950)	(3,265)
Purchases of marketable securities	(46,389)	(28,731)
Sale/maturities of marketable securities	18,919	41,964
Proceeds from the sale of intangible assets	—	576
Net cash (used in) provided by investing activities	(33,420)	10,544

Cash flows from financing activities:
Borrowings under revolving line of credit	142,500	—
Principal payments on revolving line of credit	(104,500)	—
Principal payments of capital lease obligations	(436)	(30)
Payment of debt issuance costs	(624)	—
Proceeds from the sale of common stock in connection with employee purchase plan and exercise of stock options	43	1,401
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(830)	(1,904)
Net cash provided by (used in) financing activities	36,153	(533)

Effect of exchange rate changes on cash and cash equivalents	(281)	299

Net (decrease) increase in cash and cash equivalents	(21,089)	19,357
Cash and cash equivalents, beginning of year	57,073	31,923
Cash and cash equivalents, end of period	$35,984	$51,280

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, acquisition-related facilities adjustments, settlement expense, litigation costs and merger integration costs included as components of other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Three months ended
	September 30,	June 30,	September 30,
	2018	2018	2017
Stock-based compensation
Cost of revenue - product	$21	$19	$75
Cost of revenue - service	65	67	199
Cost of revenue	86	86	274

Research and development expense	313	151	1,095
Sales and marketing expense	585	485	871
General and administrative expense	1,532	1,359	1,647
Operating expense	2,430	1,995	3,613

Total stock-based compensation	$2,516	$2,081	$3,887

Amortization of intangible assets
Cost of revenue - product	$10,593	$9,270	$1,601

Sales and marketing expense	2,855	2,694	692
Operating expense	2,855	2,694	692

Total amortization of intangible assets	$13,448	$11,964	$2,293

Acquisition-related facilities adjustment
Cost of revenue - product	$20	$20	$—
Cost of revenue - service	60	61	—
Cost of revenue	80	81	—

Research and development expense	98	98	—
Sales and marketing expense	45	45	—
General and administrative expense	28	28	—
Operating expense	171	171	—

Total acquisition-related facilities adjustment	$251	$252	$—

Settlement expense
General and administrative expense	$—	$—	$1,600

Litigation costs
General and administrative expense	$3,147	$1,901	$—

Merger integration costs
General and administrative expense (A)	$—	$—	$178

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, acquisition-related facilities adjustments, settlement expense, litigation costs, merger integration costs and the gain on the sale of an intangible asset included as components of other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Nine months ended
	September 30,	September 30,
	2018	2017
Stock-based compensation
Cost of revenue - product	$91	$261
Cost of revenue - service	264	777
Cost of revenue	355	1,038

Research and development expense	1,364	3,650
Sales and marketing expense	1,944	1,690
General and administrative expense	3,758	5,009
Operating expense	7,066	10,349

Total stock-based compensation	$7,421	$11,387

Amortization of intangible assets
Cost of revenue - product	$29,455	$4,768

Sales and marketing expense	8,266	2,077
Operating expense	8,266	2,077

Total amortization of intangible assets	$37,721	$6,845

Acquisition-related facilities adjustment
Cost of revenue - product	$57	$—
Cost of revenue - service	172	—
Cost of revenue	229	—

Research and development expense	278	—
Sales and marketing expense	128	—
General and administrative expense	79	—
Operating expense	485	—

Total acquisition-related facilities adjustment	$714	$—

Settlement expense
General and administrative expense	$1,730	$1,600

Litigation costs
General and administrative expense	$5,721	$—

Merger integration costs
General and administrative expense (A)	$—	$178

Gain on the sale of intangible asset
Other (expense) income, net	$—	$576

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2018	2018	2017

GAAP Product revenue	$77,283	$63,123	$44,120
Acquisition-related revenue adjustment	2,178	1,741	—
Adjustment for new revenue standard	1,778	2,437	—
Non-GAAP Product revenue	$81,239	$67,301	$44,120

GAAP Service revenue	$75,185	$74,238	$30,509
Acquisition-related revenue adjustment	1,885	2,547	—
Adjustment for new revenue standard	400	512	—
Non-GAAP Service revenue	$77,470	$77,297	$30,509

GAAP Total revenue	$152,468	$137,361	$74,629
Acquisition-related revenue adjustment	4,063	4,288	—
Adjustment for new revenue standard	2,178	2,949	—
Non-GAAP Total revenue	$158,709	$144,598	$74,629

GAAP Gross margin - product	49.7%	52.0%	78.0%
Acquisition-related revenue adjustment	1.0%	0.9%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	0.0%	0.0%
Adjustment for new revenue standard	0.8%	1.2%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	0.0%	0.0%
Stock-based compensation	*	*	0.2%
Amortization of intangible assets	13.7%	14.7%	3.6%
Acquisition-related facilities adjustment	*	*	0.0%
Non-GAAP Gross margin - product	65.2%	68.8%	81.8%

GAAP Gross margin - service	58.3%	56.9%	66.0%
Acquisition-related revenue adjustment	1.0%	1.4%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	0.0%	0.0%
Adjustment for new revenue standard	0.2%	0.3%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	0.0%	0.0%
Stock-based compensation	0.1%	0.1%	0.6%
Acquisition-related facilities adjustment	0.1%	0.1%	0.0%
Non-GAAP Gross margin - service	59.7%	58.8%	66.6%

GAAP Total gross margin	53.9%	54.7%	73.1%
Acquisition-related revenue adjustment	1.0%	1.1%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	0.0%	0.0%
Adjustment for new revenue standard	0.5%	0.8%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	0.0%	0.0%
Stock-based compensation	0.1%	0.1%	0.4%
Amortization of intangible assets	6.9%	6.7%	2.1%
Acquisition-related facilities adjustment	0.1%	0.1%	0.0%
Non-GAAP Total gross margin	62.5%	63.5%	75.6%

GAAP Total gross profit	$82,234	$75,111	$54,547
Acquisition-related revenue adjustment	4,063	4,288	—
Acquisition-related cost of revenue adjustment	—	—	—
Adjustment for new revenue standard	2,178	2,949	—
Adjustment to cost of revenue for new revenue standard	—	—	—
Stock-based compensation	86	86	274
Amortization of intangible assets	10,593	9,270	1,601
Acquisition-related facilities adjustment	80	81	—
Non-GAAP Total gross profit	$99,234	$91,785	$56,422

GAAP Research and development expense	$34,403	$35,604	$20,798
Stock-based compensation	(313)	(151)	(1,095)
Acquisition-related facilities adjustment	(98)	(98)	—
Non-GAAP Research and development expense	$33,992	$35,355	$19,703

GAAP Sales and marketing expense	$31,488	$30,738	$17,454
Stock-based compensation	(585)	(485)	(871)
Amortization of intangible assets	(2,855)	(2,694)	(692)
Acquisition-related facilities adjustment	(45)	(45)	—
Non-GAAP Sales and marketing expense	$28,003	$27,514	$15,891

*  Less than 0.1% impact on gross margin.

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2018	2018	2017

GAAP General and administrative expense	$15,942	$15,028	$10,833
Stock-based compensation	(1,532)	(1,359)	(1,647)
Settlement expense	—	—	(1,600)
Litigation costs	(3,147)	(1,901)	—
Merger integration costs (A)	—	—	(178)
Acquisition-related facilities adjustment	(28)	(28)	—
Non-GAAP General and administrative expense	$11,235	$11,740	$7,408

GAAP Operating expenses	$89,800	$91,747	$50,628
Stock-based compensation	(2,430)	(1,995)	(3,613)
Amortization of intangible assets	(2,855)	(2,694)	(692)
Settlement expense	—	—	(1,600)
Litigation costs	(3,147)	(1,901)	—
Merger integration costs (A)	—	—	(178)
Acquisition-related facilities adjustment	(171)	(171)	—
Acquisition- and integration-related expense	(5,570)	(4,280)	(1,543)
Restructuring	(2,397)	(6,097)	—
Non-GAAP Operating expenses	$73,230	$74,609	$43,002

GAAP Income (loss) from operations	$(7,566)	$(16,636)	$3,919
Acquisition-related revenue adjustment	4,063	4,288	—
Acquisition-related cost of revenue adjustment	—	—	—
Adjustment for new revenue standard	2,178	2,949	—
Adjustment to cost of revenue for new revenue standard	—	—	—
Stock-based compensation	2,516	2,081	3,887
Amortization of intangible assets	13,448	11,964	2,293
Settlement expense	—	—	1,600
Litigation costs	3,147	1,901	—
Merger integration costs (A)	—	—	178
Acquisition-related facilities adjustment	251	252	—
Acquisition- and integration-related expense	5,570	4,280	1,543
Restructuring	2,397	6,097	—
Non-GAAP income from operations	$26,004	$17,176	$13,420

GAAP Income (loss) from operations as a percentage of revenue	-5.0%	-12.1%	5.3%
Acquisition-related revenue adjustment	2.7%	3.6%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	0.0%	0.0%
Adjustment for new revenue standard	1.4%	2.0%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	0.0%	0.0%
Stock-based compensation	1.6%	1.4%	5.2%
Amortization of intangible assets	8.5%	8.3%	3.1%
Settlement expense	0.0%	0.0%	2.1%
Litigation costs	2.0%	1.3%	0.0%
Merger integration costs (A)	0.0%	0.0%	0.2%
Acquisition-related facilities adjustment	0.2%	0.2%	0.0%
Acquisition- and integration-related expense	3.5%	3.0%	2.1%
Restructuring	1.5%	4.2%	0.0%
Non-GAAP Income from operations as a percentage of revenue	16.4%	11.9%	18.0%

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2018	2018	2017

GAAP Net income (loss)	$(10,158)	$(19,922)	$3,453
Acquisition-related revenue adjustment	4,063	4,288	—
Acquisition-related cost of revenue adjustment	—	—	—
Adjustment for new revenue standard	2,178	2,949	—
Adjustment to cost of revenue for new revenue standard	—	—	—
Stock-based compensation	2,516	2,081	3,887
Amortization of intangible assets	13,448	11,964	2,293
Settlement expense	—	—	1,600
Litigation costs	3,147	1,901	—
Merger integration costs (A)	—	—	178
Acquisition-related facilities adjustment	251	252	—
Acquisition- and integration-related expense	5,570	4,280	1,543
Restructuring	2,397	6,097	—
Tax benefit arising from purchase accounting	(841)	—	—
Non-GAAP Net income	$22,571	$13,890	$12,954

Earnings (loss) per share:
GAAP Diluted earnings per share or (loss) per share	$(0.10)	$(0.20)	$0.07
Acquisition-related revenue adjustment	0.04	0.04	—
Acquisition-related cost of revenue adjustment	—	—	—
Adjustment for new revenue standard	0.02	0.03	—
Adjustment to cost of revenue for new revenue standard	—	—	—
Stock-based compensation	0.02	0.02	0.08
Amortization of intangible assets	0.14	0.13	0.05
Settlement expense	—	—	0.03
Litigation costs	0.03	0.02	—
Merger integration costs (A)	—	—	*
Acquisition-related facilities adjustment	*	*	—
Acquisition- and integration-related expense	0.05	0.04	0.03
Restructuring	0.02	0.06	—
Tax benefit arising from purchase accounting	(0.01)	—	—
Non-GAAP Diluted earnings per share	$0.21	$0.14	$0.26

Shares used to compute diluted earnings per share or (loss) per share
GAAP Shares used to compute diluted earnings per share or (loss) per share	104,918	102,160	50,131
Non-GAAP Shares used to compute diluted earnings per share	105,726	102,334	50,131

Adjusted EBITDA:
GAAP Net income (loss)	$(10,158)	$(19,922)	$3,453
Interest (income) expense, net	1,420	735	(260)
Income tax (benefit) provision	(82)	499	727
Depreciation	2,952	2,811	1,660
Amortization of intangible assets	13,448	11,964	2,293
Acquisition-related revenue adjustment	4,063	4,288	—
Acquisition-related cost of revenue adjustment	—	—	—
Adjustment for new revenue standard	2,178	2,949	—
Adjustment to cost of revenue for new revenue standard	—	—	—
Stock-based compensation	2,516	2,081	3,887
Settlement expense	—	—	1,600
Litigation costs	3,147	1,901	—
Merger integration costs (A)	—	—	178
Acquisition-related facilities adjustment	251	252	—
Acquisition- and integration-related expense	5,570	4,280	1,543
Restructuring	2,397	6,097	—
Other expense (income), net	1,254	2,052	(1)
Non-GAAP Adjusted EBITDA	$28,956	$19,987	$15,080

*  Less than $0.01 impact on earnings (loss) per share

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2018	2017

GAAP Product revenue	$191,937	$98,305
Acquisition-related revenue adjustment	9,418	—
Adjustment for new revenue standard	6,755	—
Non-GAAP Product revenue	$208,110	$98,305

GAAP Service revenue	$219,072	$85,425
Acquisition-related revenue adjustment	10,051	—
Adjustment for new revenue standard	1,387	—
Non-GAAP Service revenue	$230,510	$85,425

GAAP Total revenue	$411,009	$183,730
Acquisition-related revenue adjustment	19,469	—
Adjustment for new revenue standard	8,142	—
Non-GAAP Total revenue	$438,620	$183,730

GAAP Gross margin - product	46.8%	70.8%
Acquisition-related revenue adjustment	1.9%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	0.0%
Adjustment for new revenue standard	1.1%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	*	0.3%
Amortization of intangible assets	15.3%	4.8%
Acquisition-related facilities adjustment	*	0.0%
Non-GAAP Gross margin - product	65.1%	75.9%

GAAP Gross margin - service	56.1%	64.5%
Acquisition-related revenue adjustment	1.9%	0.0%
Acquisition-related cost of revenue adjustment	-0.9%	0.0%
Adjustment for new revenue standard	0.3%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	0.1%	1.0%
Acquisition-related facilities adjustment	0.1%	0.0%
Non-GAAP Gross margin - service	57.6%	65.5%

GAAP Total gross margin	51.7%	67.9%
Acquisition-related revenue adjustment	1.8%	0.0%
Acquisition-related cost of revenue adjustment	-0.5%	0.0%
Adjustment for new revenue standard	0.7%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	0.1%	0.6%
Amortization of intangible assets	7.2%	2.5%
Acquisition-related facilities adjustment	0.1%	0.0%
Non-GAAP Total gross margin	61.1%	71.0%

GAAP Total gross profit	$212,618	$124,697
Acquisition-related revenue adjustment	19,469	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	8,142	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	355	1,038
Amortization of intangible assets	29,455	4,768
Acquisition-related facilities adjustment	229	—
Non-GAAP Total gross profit	$268,181	$130,503

GAAP Research and development expense	$109,056	$61,071
Stock-based compensation	(1,364)	(3,650)
Acquisition-related facilities adjustment	(278)	—
Non-GAAP Research and development expense	$107,414	$57,421

GAAP Sales and marketing expense	$94,152	$47,850
Stock-based compensation	(1,944)	(1,690)
Amortization of intangible assets	(8,266)	(2,077)
Acquisition-related facilities adjustment	(128)	—
Non-GAAP Sales and marketing expense	$83,814	$44,083

*  Less than 0.1% impact on gross margin.

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2018	2017

GAAP General and administrative expense	$46,571	$27,993
Stock-based compensation	(3,758)	(5,009)
Settlement expense	(1,730)	(1,600)
Litigation costs	(5,721)	—
Merger integration costs (A)	—	(178)
Acquisition-related facilities adjustment	(79)	—
Non-GAAP General and administrative expense	$35,283	$21,206

GAAP Operating expenses	$279,203	$144,263
Stock-based compensation	(7,066)	(10,349)
Amortization of intangible assets	(8,266)	(2,077)
Settlement expense	(1,730)	(1,600)
Litigation costs	(5,721)	—
Merger integration costs (A)	—	(178)
Acquisition-related facilities adjustment	(485)	—
Acquisition- and integration-related expense	(14,262)	(6,278)
Restructuring	(15,162)	(1,071)
Non-GAAP Operating expenses	$226,511	$122,710

GAAP Loss from operations	$(66,585)	$(19,566)
Acquisition-related revenue adjustment	19,469	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	8,142	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	7,421	11,387
Amortization of intangible assets	37,721	6,845
Settlement expense	1,730	1,600
Litigation costs	5,721	—
Merger integration costs (A)	—	178
Acquisition-related facilities adjustment	714	—
Acquisition- and integration-related expense	14,262	6,278
Restructuring	15,162	1,071
Non-GAAP Income from operations	$41,670	$7,793

GAAP Loss from operations as a percentage of revenue	-16.2%	-10.6%
Acquisition-related revenue adjustment	5.3%	0.0%
Acquisition-related cost of revenue adjustment	-0.5%	0.0%
Adjustment for new revenue standard	1.9%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	1.7%	6.1%
Amortization of intangible assets	8.6%	3.7%
Settlement expense	0.4%	0.9%
Litigation costs	1.3%	0.0%
Merger integration costs (A)	0.0%	0.1%
Acquisition-related facilities adjustment	0.2%	0.0%
Acquisition- and integration-related expense	3.3%	3.4%
Restructuring	3.5%	0.6%
Non-GAAP Income from operations as a percentage of revenue	9.5%	4.2%

*  Less than 0.1% impact on income (loss) from operations as a percentage of revenue

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2018	2017

GAAP Net loss	$(74,984)	$(19,538)
Acquisition-related revenue adjustment	19,469	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	8,142	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	7,421	11,387
Amortization of intangible assets	37,721	6,845
Settlement expense	1,730	1,600
Litigation costs	5,721	—
Merger integration costs (A)	—	178
Acquisition-related facilities adjustment	714	—
Acquisition- and integration-related expense	14,262	6,278
Restructuring	15,162	1,071
Gain on the sale of intangible asset	—	(576)
Tax benefit arising from purchase accounting	(841)	—
Non-GAAP net income	$32,430	$7,245

Earnings (loss) per share:
GAAP Loss per share	$(0.73)	$(0.39)
Acquisition-related revenue adjustment	0.18	—
Acquisition-related cost of revenue adjustment	(0.02)	—
Adjustment for new revenue standard	0.08	—
Adjustment to cost of revenue for new revenue standard	*	—
Stock-based compensation	0.07	0.22
Amortization of intangible assets	0.36	0.14
Settlement expense	0.02	0.03
Litigation costs	0.06	—
Merger integration costs (A)	—	*
Acquisition-related facilities adjustment	0.01	—
Acquisition- and integration-related expense	0.14	0.13
Restructuring	0.15	0.02
Gain on the sale of intangible asset	—	(0.01)
Tax benefit arising from purchase accounting	(0.01)	—
Non-GAAP Diluted earnings per share	$0.31	$0.14

Shares used to compute diluted earnings per share or (loss) per share
GAAP Shares used to compute loss per share	103,009	49,472
Non-GAAP Shares used to compute diluted earnings per share	103,401	49,974

Adjusted EBITDA:
GAAP Net loss	$(74,984)	(19,538)
Interest (income) expense, net	2,754	(772)
Income tax provision	2,587	1,321
Depreciation	8,270	5,255
Amortization of intangible assets	37,721	6,845
Acquisition-related revenue adjustment	19,469	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	8,142	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	7,421	11,387
Settlement expense	1,730	1,600
Litigation costs	5,721	—
Merger integration costs (A)	—	178
Acquisition-related facilities adjustment	714	—
Acquisition- and integration-related expense	14,262	6,278
Restructuring	15,162	1,071
Other expense (income), net	3,058	(577)
Non-GAAP Adjusted EBITDA	$49,940	$13,048

*  Less than $0.01 impact on earnings (loss) per share

(A)  Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Outlook

(in millions)

(unaudited)

Year
ending
December 31,
2018

Non-GAAP Revenue	$610
Less acquisition-related adjustments and impact of new revenue standard	(34)
GAAP Revenue	$576

Adjusted EBITDA:  Ribbon has not provided a reconciliation of Adjusted EBITDA for the year ending December 31, 2018, as it is unable to project without unreasonable efforts the comparable GAAP net loss figure, which includes interest expense, net; income tax benefit (provision); depreciation; amortization of intangible assets; acquisition-related revenue and related cost of revenue adjustments; adjustments for the impact of the new revenue standard; stock-based compensation; settlement expense; litigation costs; acquisition-related facilities adjustments; acquisition- and integration-related expense; restructuring; and other income (expense), net.